Supplement to the
Fidelity's Florida
Municipal Funds
January 29, 2006
Prospectus

The following information replaces the biographical information for Fidelity Florida Municipal Income Fund found in the "Fund Management" section on page 26.

Jamie Pagliocco is manager of Florida Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

SFC-06-01 July 3, 2006
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